Rule 497 (e)
                                                                     333-124048,

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

                       SUPPLEMENT DATED NOVEMBER 19, 2010
                         TO PROSPECTUS DATED MAY 1, 2010

The Prospectus dated May 1, 2010 is hereby amended to add the following funds:

Adaptive Allocation Portfolio                                     ProFunds VP Money Market
AllianceBernstein VPS Global Thematic Growth Class B              ProFunds VP Semiconductor
Chariot Absolute Return All Opportunities Portfolio               ProFunds VP Short Emerging Markets
Fidelity VIP Balanced - Service II                                ProFunds VP Short International
Fidelity VIP Contrafund - Service II                              ProFunds VP Short Mid-Cap
Fidelity VIP Disciplined Small Cap - Service II                   ProFunds VP Small Cap
Fidelity VIP Dynamic Capital Appreciation - Service II            ProFunds VP Telecommunications
Fidelity VIP Equity-Income - Service II                           ProFunds VP UltraShort NASDAQ-100
Fidelity VIP Growth - Service II                                  Putnam VT American Government Income - Class IB
Fidelity VIP Growth & Income - Service II                         Putnam VT Diversified Income - Class IB
Fidelity VIP Growth Opportunities - Service II                    Putnam VT Equity Income - Class IB
Fidelity VIP High Income - Service II                             Putnam VT Global Asset Allocation - Class IB
Fidelity VIP Intl Capital Apprec - Service II                     Putnam VT High Yield - Class IB
Fidelity VIP Investment Grade Bond - Service II                   Putnam VT Income - Class IB
Fidelity VIP Mid Cap - Service II                                 Putnam VT Investors - Class IB
Fidelity VIP Overseas - Service II                                Putnam VT Multi-Cap Value - Class IB
Fidelity VIP Real Estate - Service II                             Putnam VT Voyager - Class IB
Fidelity VIP Strategic Income - Service II                        Rydex|SGI Variable Series A Large Cap Core
Fidelity VIP Value Leaders - Service II                           Rydex|SGI Variable Series B Large Cap Value
Fidelity VIP Value -Service II                                    Rydex|SGI Variable Series D Global
Fidelity VIP Value Strategies - Service II                        Rydex|SGI Variable Series E US Intermediate Bond
Invesco Van Kampen VI Comstock Series I                           Rydex|SGI Variable Series J Mid-Cap Growth
Invesco Van Kampen VI Equity and Income Series I                  Rydex|SGI Variable Series N Managed Asset Allocation
Invesco Van Kampen VI Growth and Income Series I                  Rydex|SGI Variable Series O All Cap Value
Ivy Funds VIP Global Bond                                         Rydex|SGI Variable Series P High Yield
Ivy Funds VIP Global Natural Resources                            Rydex|SGI Variable Series Q Small Cap Value
PIMCO VIT Global Multi-Asset Adm                                  Rydex|SGI Variable Series X Small Cap Growth
ProFunds VP Banks                                                 Rydex|SGI Variable Series Y Large Cap Concentrated Growth
ProFunds VP Consumer Serviceices                                  Rydex|SGI Variable Tr CLS AdvOne Select Allocation
Allocation ProFunds VP Falling US Dollar                          Timothy Plan ConServiceative Growth VS
ProFunds VP Internet                                              Timothy Plan Strategic Growth VS
---------------------------------------------------------------------------------------------------------------------------

Liquidation: The AVS Listed Private Equity fund has liquidated

Name Change: The Rydex|SGI International Opportunity Fund has changed its name to Rydex|SGI International Long Short Select Fund.


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

Appendix A is hereby amended to include the following Investment Portfolio summaries:

Adaptive Allocation Portfolio: Seeks to provide Growth and Risk-Adjusted Total Return. The Portfolio allocates assets in a combination of mutual funds, ETF's, closed-end investment companies, and equity and debt securities. Although the Portfolio's strategy is focused primarily on the capital appreciation component of its total return objective, the income component of the objective is derived primarily from interest income from fixed income securities, and stock dividends. The phrase "risk-adjusted" in the Portfolio's objective refers to the goal of enhancing total return by reducing loses when markets are declining. The Portfolio may also take short positions in common stocks. The Portfolio's adviser selects securities from issuers of any market capitalization, credit quality or country. The Portfolio may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.

AllianceBernstein Global Thematic Growth: The Portfolio's investment objective is long-term growth of capital. It targets a global universe of companies in multiple industries that may benefit from long-term trends. Uses a top-down, bottom-up research driven investment process. The team seeks to capitalize on powerful themes that may drive profits across industries. Draws on a global research platform that combines thematic, fundamental and quantitative analysis to build an effective portfolio.

Chariot Absolute Return All Opportunities: The Portfolio seeks to achieve consistent positive absolute returns throughout various market cycles. It seeks to achieve the objective by investing long or short in a combination of (1) open-end investment companies (mutual funds), (2) exchange-traded funds ("ETFs"), (3) closed-end investment companies (collectively "Underlying Funds"),
(4) common and preferred stocks, (5) fixed income securities, (6) commodities,
(7) foreign currencies, (8) derivatives and (9) cash equivalents using the Advisor's absolute return strategies. The Advisor will invest the Portfolio's assets without restriction as to credit quality, capitalization, country or currency.

Fidelity Balanced: Seeks income and capital growth consistent with reasonable risk. Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when the outlook is neutral. Investing at least 25% of total assets in fixed-incomesenior securities (including debt securities and preferred stock). Engaging in transactions that have a leveraging effect on the fund.

Fidelity Contrafund: Seeks long-term capital appreciation. Investing in securities of companies whose value Fidelity Management & Research Company believes is not fully recognized by the public. Investing in either "growth" stocks or "value" stocks or both. Normally investing primarily in common stocks.

Fidelity Disciplined Small Cap: Seeks capital appreciation. Normally investing at least 80% of assets in securities of companies with small market capitalizations. Investing in either "growth" stocks or "value" stocks or both. Normally investing primarily in common stocks.

Fidelity Dynamic Capital Appreciation: Seeks capital appreciation. Normally investing primarily in common stocks. Investing in either "growth" stocks or "value" stocks or both.

Fidelity Equity-Income: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the Standard & Poor's 500 Index. Normally investing at least 80% of the fund's assets in equity securities.

Fidelity Growth: Seeks to achieve capital appreciation. Investing in companies that Fidelity Management & Research Company believes have above-average growth potential (stocks of these companies are often called "growth" stocks). Normally investing primarily in common stocks.

Fidelity Growth and Income: Seeks high total return through a combination of current income and capital appreciation. Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Investing in either "growth" stocks or "value" stocks or both. Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

Fidelity Growth Opportunities: Seeks to provide capital growth. Investing in companies that Fidelity Management & Research Company believes have above-average growth potential (stocks of these companies are often called "growth" stocks). Normally investing primarily in common stocks.

Fidelity High Income: Seeks a high level of current income, while also considering growth of capital. Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Investing in companies in troubled or uncertain financial condition. Potentially investing in non-income producing securities, including defaulted securities and common stocks.

Fidelity International Capital Appreciation: Seeks capital appreciation. Normally investing primarily in non-U.S. securities, including securities of issuers located in emerging markets. Normally investing primarily in common stocks.

Fidelity Investment Grade Bond: Seeks as high a level of current income as is consistent with the preservation of capital. Normally investing at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities. Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers Aggregate Bond Index. Allocating assets across different market sectors and maturities. Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Fidelity Mid Cap: Seeks long-term growth of capital. Normally investing at least 80% of assets in securities of companies with medium market. Investing in either "growth" stocks or "value" stocks or both. Normally investing primarily in common stocks.

Fidelity Overseas: Seeks long-term growth of capital. Normally investing at least 80% of assets in non-U.S. securities. Normally investing primarily in common stocks.

Fidelity Real Estate: Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500 Index. Normally investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments. Normally investing primarily in common stocks.

Fidelity Strategic Income: Seeks a high level of current income. The fund may also seek capital appreciation. Investing primarily in debt securities by allocating assets among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging markets securities, and foreign developed market securities. The fund uses a neutral mix of approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets, and 15% foreign developed markets. Engaging in transactions that have a leveraging effect on the fund.

Fidelity Value Leaders: Seeks capital appreciation. Normally investing at least 80% of assets in blue chip companies. Investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). Normally investing primarily in common stocks of well-known and established companies.

Fidelity Value: Seeks capital appreciation. Investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). Normally investing primarily in common stocks.


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

Fidelity Value Strategies: Seeks capital appreciation. Investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, or growth potential (stocks of these companies are often called "value" stocks). Normally investing primarily in common stocks. Focusing investments in medium-sized companies, but also may invest substantially in larger or smaller companies.

Invesco Van Kampen Comstock: Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund invests in a portfolio of equity securities, consisting principally of common stocks. The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Fund's Adviser to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to10% of its total assets in real estate investment trusts (REITs).

Invesco Van Kampen Equity and Income: Seeks capital appreciation and current income. The Fund invests primarily in income-producing equity securities (common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Adviser believes offer the potential for income with safety of principal and long-term growth of capital. The Fund invests at least 80% of its net assets in equity and income securities at the time of investment, at least 65% of its total assets in income producing equity securities, and up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts (REITs).

Invesco Van Kampen Growth and Income: Seeks long term growth of capital and income. The Fund invests primarily in income-producing equity securities. Income-producing equity securities are common stocks and convertible securities. In selecting securities for investment, the Fund focuses primarily on the security's potential for growth of capital and income. The Fund's Adviser may focus on large cap companies which it believes possess characteristics for improved valuation. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts (REIT).

Ivy Global Bond: To seek, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its objective. It seeks a diversified portfolio of debt securities of foreign and domestic issuers. During normal market conditions, the Fund invests at least 80% of its net assets in bonds. The Fund may invest in bonds of any maturity, although the primary focus is on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). The Fund may invest in securities issued by foreign or U.S. governments and in securities issued by foreign or domestic companies of any size.

Ivy Funds Global Natural Resources: To seek long-term growth. Any income realized will be incidental. The Fund's subadvisor uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. For individual security selection, the manager maintains models for hundreds of companies worldwide in sectors including integrated energy, chemicals, steel, forest products, base and precious metals, coal and uranium, and agricultural commodities.

ProFunds Money Market: The Fund seeks a high level of current income consistent with liquidity and preservation of capital. The Fund may invest in high-quality, short term, dollardenominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. The Fund may also invest in asset-backed securities.

PIMCO Global Multi-Asset: The Portfolio seeks total return which exceeds a blend of 60% MSCI World Index/40% Barclays Capital US Aggregate Index. Uses a three-step approach in seeking to achieve the Portfolio's investment objective which consists of: 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing tail risk hedging techniques to manage risks.

ProFunds Banks: The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S.Banks Index. The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of January 31, 2010, the Dow Jones U.S. Banks Index included companies with capitalizations between $420.9 million and $153.1 billion. The average capitalization of the companies comprising the Index was approximately $10.4 billion.

ProFunds Consumer Services: The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index. The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of January 31, 2010, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $442.4 million and $116.9 billion. The average capitalization of the companies comprising the Index was approximately $6.8 billion. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

ProFunds Falling US Dollar: The Fund seeks daily investment results, before fees and expenses,that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index. The Fund invests in money market instruments and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily movement of the Index. The Index is a geometric trade-weighted average of the U.S. Dollar's value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

ProFunds Internet: The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Internet Composite Index. The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the internet. The Index is composed of two sub-groups:
Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the internet or providing services to people using the Internet. As of January 31, 2010, the Dow Jones Composite Internet Index included companies with capitalizations between $203.9 million and $1.9 billion. The average capitalization of the companies comprising the Index was approximately $521.5 million. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

ProFunds Semiconductor: The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductors Index. The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards. As of January 31, 2010, the Index included companies with capitalizations between $485.6 million and $107.9 billion. The average capitalization of the companies comprising the Index was approximately $5.8 billion. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.


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

ProFunds Short Emerging Markets: The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index. The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ.

ProFunds Short International: The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the MSCI EAFE Index. The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of January 31, 2010, the MSCI EAFE Index included companies with capitalizations between $679.3 million and $188.1 billion. The average capitalization of the companies comprising the Index was approximately $10.2 billion.

ProFunds Short Mid-Cap: The Fund seeks daily investment results, before fees and expenses,that correspond to the inverse (opposite) of the daily performance of the S&P MidCap 400 Index. The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. The average capitalization of the companies comprising the Index was approximately $2.5 billion.

ProFunds Small Cap: The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000(R) Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. As of January 31, 2010, the Russell 2000 Index included companies with capitalizations between $14.1 million and $5.6 billion. The average capitalization of the companies comprising the Index was approximately $592.2 million.

ProFunds Telecommunications: The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index. The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of January 31, 2010, the Dow Jones U.S Telecommunications Index included companies with capitalizations between $569.5 million and $150.7 billion. The average capitalization of the companies comprising the Index was approximately $16.2 billion.

ProFunds UltraShort NASDAQ-100: The Fund seeks daily investment results, before fees and expenses,that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index. The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. As of January 31, 2010, the NASDAQ-100 Index included companies with capitalizations between $3 billion and $250.2 billion. The average capitalization of the companies comprising the Index was approximately $24 billion.

Putnam American Government Income: Seeks high current income with preservation of capital as its secondary objective. Invest mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of the U.S. government, its agencies and instrumentalities; are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by only the credit of a federal agency or government sponsored entity, such as Fannie Mae and Freddie Mac mortgage-backed bonds; and have intermediate- to long-term maturities (three years or longer).

Putnam Diversified Income: Seeks as high a level of current income as Putnam Investment Management, LLC (Putnam Management) believes is consistent with preservation of capital. Invest mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below investment-grade (sometimes referred to as "junk bonds") and have intermediate- to long-term maturities (three years or longer).

Putnam Equity Income: Seeks capital growth and current income. Invest mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Invest mainly in large companies.

Putnam Global Asset Allocation: Seeks long-term return consistent with preservation of capital. Invest mainly in a diversified portfolio of equity securities (growth or value stocks or both) of companies worldwide of any size. Also invest in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations and corporate obligations, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

Putnam High Yield: Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. Invest mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer).

Putnam Income: Seeks high current income consistent with what Putnam Management believes to be prudent risk. Invest mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below investment-grade (sometimes referred to as "junk bonds") and have intermediate- to long-term maturities (three years or longer).

Putnam Investors: Seeks long-term growth of capital and any increased income that results from this growth. Invest mainly in common stocks (growth or value stocks or both) of large U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company.

Putnam Multi-Cap Value: Seeks capital appreciation and, as a secondary objective, current income. Invest mainly in common stocks of midsize U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market.

Putnam Voyager: Seeks capital appreciation. Invest mainly in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

Rydex|SGI A Large Cap Core: Seeks long-term growth of capital. Pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include common stocks, rights, options, warrants, American Depositary Receipts ("ADRs") and convertible securities, of companies, that, when purchased, have market capitalizations that are $5 billion or greater.


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Rydex|SGI B Large Cap Value: Seeks long-term growth of capital. Pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities, which include common stocks, preferred stocks, rights, options, warrants, convertible debt securities of both U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts ("ADRs"), of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000 Value Index.

Rydex|SGI D Global: Seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States. Pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Series invests primarily in foreign and domestic common stocks, preferred stocks or convertible stocks of companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Ordinarily, at least 40% of Series assets, but not less than 30% of the Series' assets, will be invested in securities of non-U.S. issuers. Investments in debt securities may be made when market conditions are uncertain. The Series may invest in issuers of any size, including small-capitalization issuers.

Rydex|SGI E US Intermediate Bond: Seeks to provide current income. In pursuit of its objective, the Series will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC ("the Investment Manager") to be of comparable quality). Such fixed income securities may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. The Investment Manager will attempt to maintain a dollar-weighted average duration of 3 to 4.5 years in managing the Series' portfolio. While the Series will invest primarily in domestic fixed income securities, it also may invest in dollar-denominated fixed income securities issued by foreign issuers.

Rydex|SGI J Mid-Cap Growth: Seeks capital appreciation. Pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and ADRs, that, when purchased, have market capitalizations that are usually within the range of companies in the Russell Mid Cap Growth Index.

Rydex|SGI N Managed Asset Allocation: Seeks a high level of total return. Pursues its objective by investing, under normal market conditions, approximately 60% of its total assets in U.S. and foreign common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

Rydex|SGI O All Cap Value: Seeks long-term growth of capital. Pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 3000 Value Index, which includes companies with micro to large capitalizations.

Rydex|SGI P High Yield: Seeks high current income. Capital appreciation is a secondary objective. Pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC (the "Investment Manager") to be of comparable quality (also known as "junk bonds"). These debt securities may include, without limitation: corporate bonds and notes, convertible securities, mortgage-backed and asset-backed securities, and senior secured floating rate corporate loans ("Senior Loans"). The Series also may invest in a variety of investment vehicles that seek to track the performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Series may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Series' dollar-weighted average maturity is generally expected to be between 3 and 15 years.

Rydex|SGI Q Small Cap Value: Seeks long-term capital appreciation. Pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and ADRs, that when purchased, have market capitalizations within the range of companies in the Russell 2000 Value Index.

Rydex|SGI X Small Cap Growth: Seeks long-term growth of capital. Pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities, which include common and preferred stocks, warrants and securities convertible into common or preferred stocks, of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500 Growth Index.

Rydex|SGI Y Large Cap Concentrated Growth: Seeks long-term growth of capital. Pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and ADRs, of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000 Growth Index. The Series focuses its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth.

Rydex|SGI CLS AdvisorOne Select Allocation: Seeks to provide growth of capital and total return. Seeks to achieve its objective by investing primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or in individual securities of small, mid, and large-capitalization companies that may provide capital growth or appreciation. Underlying funds may include exchange-traded funds (ETFs), traditional open-end investment companies (mutual funds), and closed-end investment companies (closed-end funds). While pursuing its investment objective, the Fund will not invest less than 35% of its total assets in underlying funds that seek capital appreciation or growth.

Timothy Plan Conservative Growth: Seeks moderate levels of long-term capital growth. By investing the majority of the Fund's assets in the traditional funds of the Timothy Plan family of funds, the portfolio is a moral alternative to asset allocation models that utilize secular funds. The Adviser actively manages each Portfolio to provide stable allocation by recalculating the holdings approximately every twenty-four to forty-eight hours. When buy order volume accommodates the activity, allocation adjustments are on the buy side. Buy side reallocation helps to avoid capital gains in the portfolios. The manager also reallocates each quarter as necessary. The allocations are set forth in the Portfolio's prospectus.

Timothy Plan Strategic Growth: Seeks medium to high levels of long-term capital growth. By investing the majority of the Fund's assets in the traditional funds of the Timothy Plan family of funds, the portfolio is a moral alternative to asset allocation models that utilize secular funds. The Adviser actively manages each Portfolio to provide stable allocation by recalculating the holdings approximately every twenty-four to forty-eight hours. When buy order volume accommodates the activity, allocation adjustments are on the buy side. Buy side reallocation helps to avoid capital gains in the portfolios. The manager also reallocates each quarter as necessary. The allocations are set forth in the Portfolio's prospectus.


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

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-11.19.10


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